SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2007

Secured Diversified Investment, Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-30653	80-0068489
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 East Lincoln Drive, Paradise Valley, AZ	85253
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949 851-1069

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement

On January 5, 2007, our company and Ms. Jan Wallace entered into a Confidential Settlement and General Release Agreement (the “Settlement Agreement”) with Mr. Clifford L. Strand to resolve litigation in the matters of Clifford L. Strand v. Secured Diversified Investment, Ltd. (case no. 06CC02350) in the Superior Court of California, County of Orange, and William S. Biddle v. Secured Diversified Investment, Ltd. (case no. 06CC03959) in the Superior Court of California, County of Orange (the “Lawsuits”), as well as other claims involving Mr. Strand and our company as set forth in the Agreement.

With respect to the $267,000 that Alliance Title Company deposited with the Superior Court of California in the matter of Alliance Title Company, Inc. v. Secured Diversified Investment, Ltd. (case no. 06CC02129), we had previously entered into a settlement agreement with Mr. William S. Biddle, Mr. Gernot Trolf, and Nationwide Commercial Brokers, Inc. that provides an order of disbursement as follows: $45,000 to Mr. Biddle, $42,000 to Mr. Trolf, $33,803 to Nationwide, and $33,803 to our company. Pursuant to an order dated May 16, 2006, Alliance Title Company, Inc. received $22,395 for attorney fees in the interpleader action. This left a balance of $89,998 remaining with the Superior Court of California. The Settlement Agreement with Mr. Strand provides that a stipulation and order of disbursement will be filed on the remaining $89,998 as follows: $80,000 to Mr. Strand and $9,998 to our company. The Alliance Title Company, Inc. v. Secured Diversified Investment, Ltd. (case no. 06CC02129) matter remains open with Alliance Title Company, Inc. and Brenda Burnett remaining as defendants.

In addition to the above disbursement, the Settlement Agreement provides for a mutual release of claims, forbearance of prosecution, and dismissal of the Lawsuits with prejudice. Mr. Strand expressly waived any and all rights he may have had in connection with reemployment with our company, and agreed to refrain from pursuing complaints against our company and our officers and directors in any court or government agency.

Further under the Settlement Agreement, Mr. Strand granted an irrevocable proxy in connection with any shares of stock beneficially owned by him.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to such Settlement Agreement with related exhibits, a copy of which is attached to this Form 8-K as Exhibit 10.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit	Name

Exhibit 10.1	Confidential Settlement and General Release Agreement, dated January 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Secured Diversified Investment, Ltd.

/s/ Jan Wallace
Jan Wallace
President, CEO, Director
Date: January 10, 2007